[LOGO OF STATE BOND]
                                  STATE BOND
                             Cash Management Fund





                                  State Bond
                               Cash Management
                                     Fund




                                    Annual
                                    Report




                                 July 31, 1996

                        State Bond Cash Management Fund




AUGUST 23, 1996



TO THE SHAREHOLDERS:

On July 31, 1996, the State Bond Cash Management Fund (the "Fund") completed fourteen years of operations. We welcome the new shareholders who joined us during the year and thank all of our shareholders for their interest and support.

The Fund's investment objectives continue to be current income, preservation of principal, and liquidity. The Fund seeks to achieve these objectives through diversification and strong credit quality investments. At July 31, 1996, the portfolio held investments in fourteen different companies and U.S. Treasury Bills. The Fund's commercial paper holdings are all ranked in the top rating category by two or more of the following nationally recognized rating services:
Moody's Investor Services, Inc., Standard & Poor's Corporation, Fitch Investor Service, and Duff & Phelps Credit Rating Company.

During the Fund's fiscal year ended July 31, 1996, the Federal Reserve reversed its position of the previous year and became more accommodative, with reductions of .25% in December 1995 and January 1996 to the Federal Funds discount rate. These reductions in the Federal Funds discount rate also had the effect of reducing interest rates received on the Fund's investments.

Many investors have a portion of their assets in a money market fund because it offers good current yields, liquidity, and a number of shareholder services. We appreciate your investment in the Fund and look forward to continuing to serve your investment needs. Should you desire additional information, we welcome your inquiries.


Sincerely,



/s/ Keith O. Martens
-----------------------------------------
Keith O. Martens
Vice President

                        State Bond Cash Management Fund

                            Schedule of Investments

                                 July 31, 1996


                                                                                  PRINCIPAL
                                                                                    AMOUNT           VALUE
                                                                               -------------------------------

            COMMERCIAL PAPER (63.5%)

              American Express Credit Corporation, 5.30%, due 8/7/96           $    122,000     $     121,892
              Associates Corporation of North America, 5.27%, due 8/9/96            161,000           160,811
              Beneficial Corporation, 5.28%, due 8/6/96                             143,000           142,895
              CIT Group Holdings, Inc., 5.25%, due 8/2/96                           119,000           118,983
              Chevron Oil Finance Corporation, 5.28%, due 8/19/96                   161,000           160,575
              Deere and Company, 5.36%, due 8/5/96                                  140,000           139,916
              Ford Motor Credit Company, 5.35%, due 8/6/96                          156,000           155,884
              General Electric Capital Corporation, 5.27%, due 8/9/96               160,000           159,813
              GMAC, 5.52%, due 11/18/96                                             175,000           172,075
              Household Finance Corporation, 5.32%, due 8/20/96                     108,000           107,697
              IBM Corporation, 5.12%, due 8/1/96                                    160,000           160,000
              Norwest Financial, 5.34%, due 8/14/96                                 148,000           147,715
              Prudential Funding, 5.33%, due 8/26/96                                145,000           144,463
              Sears, 5.35%, due 8/12/96                                             161,000           160,737
                                                                                                -------------
            TOTAL COMMERCIAL PAPER (Cost $2,053,456)                                                2,053,456

            U.S. TREASURY BILLS (36.5%)

              4.86%, due 8/8/96                                                     500,000           499,527
              5.02%, due 8/22/96                                                    135,000           134,605
              4.91%, due 8/29/96                                                    550,000           547,900
                                                                                                -------------
            TOTAL U.S. TREASURY BILLS (Cost $1,182,032)                                             1,182,032
                                                                                                -------------
            TOTAL INVESTMENTS (100%) (Cost $3,235,488)                                          $   3,235,488
                                                                                                =============

         See accompanying notes.

                        State Bond Cash Management Fund

                      Statement of Assets and Liabilities

                                 July 31, 1996


          ASSETS
          Investment in securities, at amortized cost -
            see accompanying schedule                                $3,235,488

          Cash                                                            3,085
          Receivable for reimbursable expenses                            6,333
                                                                     ----------
          TOTAL ASSETS                                                3,244,906

          LIABILITIES
          Payable to affiliates                                           1,645
          Accrued expenses                                               24,493
                                                                     ----------
          TOTAL LIABILITIES                                              26,138
                                                                     ----------

          NET ASSETS, for 3,218,768 shares outstanding               $3,218,768
                                                                     ==========

          NET ASSET VALUE, offering and redemption price per
          share                                                      $     1.00
                                                                     ==========


See accompanying notes.



                        State Bond Cash Management Fund

                            Statement of Operations

                           Year Ended July 31, 1996

INVESTMENT INCOME
  Interest                                                $ 158,922
EXPENSES
  Investment advisory and management fees, net of Rule 12b-1
   plan fees                                                 11,817
  Rule 12b-1 plan fees                                        5,908
  Professional fees                                          12,131
  Printing expenses                                          10,924
  Transfer agent fees                                        24,262
  Custodian fees                                             17,198
  Directors' fees and expenses                                4,774
  Registration fees                                          18,369
                                                          ---------
   Total expenses before reimbursement                      105,383
   Less: expense reimbursement                              (81,687)
                                                          ---------
   Net expenses                                              23,696
                                                          ---------
Net investment income                                       135,226
                                                          ---------

Net increase in net assets resulting from operations      $ 135,226
                                                          =========

See accompanying notes.

                        State Bond Cash Management Fund

                       Statement of Changes in Net Assets


                                             YEAR ENDED JULY 31,
                                              1996          1995
                                          ---------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
 Net investment income                    $  135,226      $  109,688

Distributions to shareholders from:
 Net investment income                      (135,226)       (109,688)

Capital share transactions at net
 asset value of $1.00 per share:
  Proceeds from sales of shares            4,963,558       5,107,717
  Proceeds from reinvested distributions     165,074          98,558
  Cost of shares redeemed                 (4,627,488)     (4,508,194)
                                          ---------------------------
   Net increase in net assets resulting
    from share transactions                  501,144         698,081
                                          ---------------------------

Total increase in net assets                 501,144         698,081

NET ASSETS
Beginning of year                          2,717,624       2,019,543
                                          ---------------------------

End of year                               $3,218,768      $2,717,624
                                          ===========================

See accompanying notes.

                        State Bond Cash Management Fund

                              Financial Highlights


                                                                               YEAR ENDED JULY 31,
                                                                    1996     1995      1994     1993     1992
                                                                  --------------------------------------------
SELECTED PER-SHARE DATA
Net asset value, beginning of year                                 $1.00    $1.00    $1.00     $1.00    $1.00
Income from investment operations:
  Net investment income                                              .05      .04      .03       .02      .04
Less distributions:
  From net investment income                                        (.05)    (.04)    (.03)     (.02)    (.04)
                                                                    -----------------------------------------
 Net asset value, end of year                                      $1.00    $1.00    $1.00     $1.00    $1.00
                                                                    =========================================

TOTAL RETURN                                                        4.72%    4.51%    2.54%     2.40%    3.74%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in thousands)                            $3,219   $2,718   $2,020    $3,657   $4,770
Ratio of expenses to average net assets                              .80%     .80%     .80%      .80%     .90%
Ratio of net investment income to average net assets                4.58%    4.49%    2.55%     2.38%    3.71%
Ratio of expenses to average net assets before
 voluntary expense reimbursement                                    3.57%    3.83%    3.38%     2.54%    1.99%
Ratio of net investment income to average net
 assets before voluntary expense reimbursement                      1.81%    1.46%    (.01%)     .64%    2.91%

See accompanying notes.

                        State Bond Cash Management Fund

                         Notes to Financial Statements

                                 July 31, 1996

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

The State Bond Cash Management Fund (the "Fund") is the only investment portfolio of State Bond Money Funds, Inc., which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end diversified management investment company. The primary investment objective of the Fund is to maximize current income, preserve capital, and maintain liquidity. The Fund invests exclusively in money market instruments maturing in twelve months or less.

ARM Financial Group, Inc. ("ARM") completed the acquisition of substantially all of the assets and business operations of SBM Company ("SBM") on June 14, 1995. As part of this acquisition, ARM Capital Advisors, Inc. ("ARM Capital Advisors"), a subsidiary of ARM, assumed the responsibilities of SBM as manager of the Fund. The Investment Advisory and Management Agreement between the Fund and ARM Capital Advisors contains the same material terms and conditions (including the fees payable to ARM Capital Advisors) as were contained in the Fund's prior Investment Advisory and Management Agreement with SBM.

As part of the acquisition, ARM acquired all of the issued and outstanding common stock of SBM Financial Services, Inc. ("SBM Financial Services"), the Fund's distributor. Effective February 1, 1996, ARM Transfer Agency, Inc. ("ARM Transfer Agency") replaced SBM Financial Services as transfer agent for the Fund. ARM Transfer Agency assumed SBM Financial Services' responsibility pursuant to a transfer agency agreement with the Fund. ARM Transfer Agency is a wholly owned subsidiary of ARM.

BASIS OF PRESENTATION

The accompanying financial statements have been prepared in accordance with generally accepted accounting principles for investment companies.

INVESTMENTS IN SECURITIES

The Fund uses the amortized cost method for valuing portfolio securities in accordance with Rule 2a-7 of the 1940 Act. Security transactions are accounted for as of the trade date. Interest income, which includes amortization of premium and accretion of original issue discount, is accrued as earned.

                        State Bond Cash Management Fund

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INCOME TAX STATUS AND RELATED MATTERS

The Fund complied with the requirements of the Internal Revenue Code applicable to regulated investment companies and distributed its taxable net investment income. Therefore, no provision for federal or state income tax is required.

The aggregate cost of investments in securities is the same for book and tax purposes.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income are declared daily and distributed monthly. Dividends are recorded on the ex-dividend date.

2.  INVESTMENT ADVISORY AGREEMENT AND PAYMENTS TO RELATED PARTIES

ARM Capital Advisors is the Fund's investment adviser. The investment advisory fee is computed at the annual rate of .60% of average daily net assets of the Fund. Included in the investment advisory fee is .20% of the average daily net assets which ARM Capital Advisors pays to SBM Financial Services under a Rule 12b-1 plan of share distribution. ARM Capital Advisors has voluntarily undertaken to reimburse the Fund for any expenses in excess of .80% of the average daily net assets for the fiscal years ended 1996, 1995, 1994, and 1993 and .90% for the fiscal year ended 1992, despite the fact that higher expenses may be permitted by state law.

Certain officers and directors of the Fund are also officers of ARM, ARM Capital Advisors, ARM Transfer Agency, and SBM Financial Services.

3.  CAPITAL SHARES

At July 31, 1996, the Fund had authority to issue twenty billion shares of common stock, each with a par value of $.00001.

4.  SUBSEQUENT EVENT

On August 26, 1996, the Board of Directors of the Fund approved a proposal to reorganize the Fund. The reorganization will involve the sale of the Fund's assets, subject to certain liabilities, to Automated Cash Management Trust (the "Federated Fund"), a mutual fund advised by Federated Investors. Shares of the Fund would be exchanged at net asset value for shares of equivalent value of the Federated Fund. The reorganization transaction is subject to approval by Fund shareholders and to certain other conditions prior to closing, including the receipt of an opinion as to the tax-free nature of the reorganization for the Fund, the Federated Fund and their respective shareholders. No sales charges would be imposed on the proposed reorganization.

                        Report of Independent Auditors

Board of Directors and Shareholders
State Bond Cash Management Fund

We have audited the accompanying statement of assets and liabilities including the schedule of investments of the State Bond Cash Management Fund (the "Fund") as of July 31, 1996 and the related statements of operations for the year then ended and changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights for each of the three years in the period ended July 31, 1994 of the State Bond Cash Management Fund were audited by other auditors whose report dated August 26, 1994 expressed an unqualified opinion.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at July 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the State Bond Cash Management Fund at July 31, 1996, and the results of its operations for the year then ended, and changes in its net assets and financial highlights for each of the two years in the period then ended in conformity with generally accepted accounting principles.

                                                /s/Ernst & Young LLP


Kansas City, Missouri
August 28, 1996

BOARD OF DIRECTORS

William B. Faulkner
President, William Faulkner & Associates, Inc.
Director, State Bond Group of Mutual Funds

John Katz
Executive Vice President, Equitable Investment Corporation, retired 1991
Director, State Bond Group of Mutual Funds

John R. Lindholm
Executive Vice President, ARM Financial Group, Inc.
Chairman, State Bond Group of Mutual Funds

Chris L. Mahai
Senior Vice President, Strategic Integration, Star Tribune
Director, State Bond Group of Mutual Funds

Theodore S. Rosky
Executive Vice President and Chief Financial Officer,
Providian Corporation, retired 1992
Director, State Bond Group of Mutual Funds


                    ---------------------------------------


                              INVESTMENT ADVISER
                          ARM Capital Advisors, Inc.

                              GENERAL DISTRIBUTOR
                         SBM Financial Services, Inc.
                          100 North Minnesota Street
                                  P.O. Box 69
                         New Ulm, Minnesota 56073-0069
                                1-800-328-4735

                                   CUSTODIAN
                       Investors Fiduciary Trust Company
                             Kansas City, Missouri


                   ----------------------------------------


This report is intended for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by the offering prospectus of the Fund, which contains details of sales commissions and other information.


Catalog #001979